EXHIBIT 10.29.4





                          REGISTRATION RIGHTS AGREEMENT



                          dated as of September 7, 2001

                                  by and among

                                  PROBEX CORP.

                                     and the

                               Investors listed on

                                Schedule A hereto












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                                                     TABLE OF CONTENTS




     1.  DEFINITIONS.......................................................1

     2.  REGISTRATION......................................................2

     3.  OBLIGATIONS OF THE COMPANY........................................3

     4.  OBLIGATIONS OF THE INVESTORS......................................7

     5.  EXPENSES OF REGISTRATION..........................................8

     6.  INDEMNIFICATION...................................................8

     7.  CONTRIBUTION.....................................................10

     8.  REPORTS UNDER THE EXCHANGE ACT...................................10

     9.  INFORMATION RIGHTS...............................................11

    10.  INSPECTION RIGHTS................................................11

    11.  ASSIGNMENT OF REGISTRATION RIGHTS................................11

    12.  AMENDMENT OF REGISTRATION RIGHTS.................................12

    13.  TERMINATION OF REGISTRATION RIGHTS...............................12

    14.  GENERAL PROVISIONS...............................................12

    SCHEDULE A...........................................................S-A

    SCHEDULE B...........................................................S-B

    EXHIBIT A............................................................E-A



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                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement"), is made as of September 7, 2001, by and among Probex Corp., a Delaware corporation, with its headquarters located at 13355 Noel Road, Suite 1200, Dallas, Texas 75240 (the "Company"), and the Investors listed on Schedule A attached hereto (together with their respective affiliates and any assignee or transferee of their respective rights hereunder, the "Investors").

         WHEREAS, in connection with those certain Secured Promissory Notes in the aggregate principal amount of $3,000,000 made by the Company in favor of the Investors, or their nominees, of even date herewith (the "Notes"), the Company has agreed, upon the terms and subject to the conditions contained therein, to issue to the Investors certain shares of its common and/or preferred stock (the "Stock").

         WHEREAS, to induce the Investors to purchase the Notes, the Company has agreed to provide (a) certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "Securities Act"), and applicable state securities laws; and (b) certain other rights as set forth herein.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investors hereby agree as follows:

         1. DEFINITIONS.

         (a) As used in this Agreement, the following terms shall have the following meanings:

                  (i) "Common Stock" means the Company's common stock, $0.001 par value per share.

                  (ii) "Investors" means the Investors and any transferee or assignee who agrees to become bound by the provisions of this Agreement in accordance with Section 11 hereof and who executes a form of Joinder Agreement, attached hereto as Exhibit A.

                  (iii) "register," "registered," and "registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States of America Securities and Exchange Commission (the "SEC").

                  (iv) "Registrable Securities" means the shares of Common Stock issued to the Investors pursuant to Section 4 of the Notes and the shares of Common Stock issued to Investors, or issuable upon the Investors' conversion of the preferred stock issued to Investors, pursuant to the Section 3 of the Notes.

                  (v) "Registration Statement" means one or more registration statements of the Company filed with the SEC under the Securities Act pursuant to this Agreement.


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         (b)  Capitalized  terms used herein and not  otherwise  defined  herein shall have the respective meanings set forth in the Notes.

         2. REGISTRATION.

         (a) Mandatory Registration. The Company shall prepare and file within thirty (30) days after the closing date of the Qualified Equity Financing or the Final Maturity Date, if earlier, a Registration Statement on Form S-1 or Form SB-2 (or, if available, on Form S-3, or if Form S-3 is not available, on such form of Registration Statement as is then available to effect a registration of the Registrable Securities) with the SEC, covering the resale of the Registrable Securities to enable the resale by the Investors from time to time on the American Stock Exchange (the "AMEX") or in privately-negotiated transactions or otherwise. The Company shall register all of the Registrable Securities on the Registration Statement; provided, however, that if the Company determines that not all of the Registrable Securities can be registered on one Registration Statement, then the Company will file a Registration Statement as soon as practicable following the issuance of any Registrable Securities not registered prior to issuance. The Company shall use its best efforts to obtain effectiveness of the Registration Statement as soon as practicable. Notwithstanding the foregoing, if the Company shall furnish the Investors a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Registration Statement to be filed and it is therefore essential to defer the filing of such Registration Statement, the Company shall have the right to defer such filing for a period of not more than ninety (90) days from the Final Maturity Date; provided, however, that the Company may not utilize this right more than once.

         (b)  Piggy-Back  Registrations.  Subject to the last  sentence  of this
Section 2(b), if at any time prior to the expiration of the Registration Period (as defined in Section 3(a) hereof) the Company shall file with the SEC a Registration Statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities (other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans), the Company shall send to the Investors written notice of such determination and, if within fifteen (15) days after the effective date of such notice, the Investors shall so request in writing, the Company shall include in such Registration Statement all or any part of the Registrable Securities the Investors request to be registered, except that if, in connection with any underwritten public offering for the account of the Company the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the Registration Statement because, in such underwriter's judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then the Company shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities with respect to which the Investor has requested inclusion hereunder as the underwriter shall permit; provided, however, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities, the holders of which are not entitled to inclusion of such securities in such Registration Statement or are not entitled to pro rata inclusion with the Registrable Securities; and provided, further, however, that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the right to include such securities in the Registration Statement other than holders of securities entitled to inclusion of their securities in such Registration Statement by reason of priority registration rights. No right to registration of Registrable Securities under this Section 2(b) shall be construed to limit any registration


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required  under  Section 2(a) hereof.  If an offering in which the Investors are entitled to registration  under this Section 2(b) is an  underwritten  offering,
then  the  Investors   whose   Registrable   Securities  are  included  in  such
Registration Statement shall, unless otherwise agreed by the Company, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering. The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 2(b), after the Company has effected at least one (1) registration pursuant to this Section 2(b), which includes all Registrable Securities and such registration has been declared effective by the SEC.

         (c) Notwithstanding anything to the contrary set forth herein, the registration rights of the Investors pursuant to Section 2(b) above shall only be available in the event the Company fails to timely file, obtain effectiveness or maintain effectiveness of the Registration Statement to be filed pursuant to
Section 2(a) in accordance with the terms of this Agreement; however, the availability of such registration rights under Section 2(b) shall not be deemed to cure any breach of the Company's obligations under Section 2(a), nor shall the use of any of such rights by any Investor be deemed a waiver of any such rights or any right to damages resulting therefrom.

         3. OBLIGATIONS OF THE COMPANY.

         In connection with the registration of the Registrable Securities, the Company shall have the following obligations:

         (a) The Company shall prepare promptly and file a Registration Statement with the SEC in accordance with Section 2(a) hereof, and thereafter use its best efforts to cause such Registration Statement to become effective as soon as possible after such filing, and keep the Registration Statement effective pursuant to Rule 415 at all times until such date as is the earlier of
(i) the date on which all of the Registrable Securities have been sold, or (ii) the date on which the Registrable Securities (in the opinion of counsel to the Investor) may be immediately sold without restriction (including without limitation as to volume by each holder thereof) without registration under the
Securities  Act  (the  "Registration  Period"),   which  Registration  Statement
(including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading.

         (b) The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement.

         (c) The Company shall furnish to the Investors whose Registrable Securities are included in the Registration Statement and to its legal counsel
(i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one copy of the Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto, and, in the case of the Registration Statement referred


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to in Section  2(a),  each letter  written by or on behalf of the Company to the
SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion thereof which contains information for which the Company has sought confidential treatment), and (ii) such number of copies of a prospectus, including preliminary prospectuses, and all amendments and supplements thereto and such other documents as the Investors may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the Investors. The Company will promptly notify the Investors by facsimile of the effectiveness of the Registration Statement or any post-effective amendment. The Company will promptly respond to any and all comments received from the SEC, with a view towards causing any Registration Statement or any amendment thereto to be declared effective by the SEC as soon as practicable and shall promptly file an acceleration request as soon as practicable following the resolution or clearance of all SEC comments or, if applicable, following notification by the SEC that the Registration Statement or any amendment thereto will not be subject to review.

         (d) The Company shall use its best efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States as the Investors, holding Registrable Securities being offered, may reasonably request, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (a) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this
Section 3(d), (b) subject itself to general  taxation in any such  jurisdiction,
(c) file a general consent to service of process in any such jurisdiction, (d) provide any undertakings that cause the Company undue expense or burden, or (e) make any change in its charter or bylaws, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders.

         (e) As promptly as practicable after becoming aware of such event, the Company shall notify the Investors of the happening of any event of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to the Investors as they may reasonably request.

         (f) The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement and, if such an order is issued, to obtain the withdrawal of such order at the earliest possible moment and to notify the Investors, holders of Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters), of the issuance of such order and the resolution thereof.

         (g) The Company shall permit counsel to the Investors, as holders of the Registrable Securities, to review the Registration Statement and all amendments and supplements thereto (as well as all requests for acceleration or effectiveness thereof) a reasonable period of time prior to their filing with the SEC, and the Company will not file any document in a form to which such


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counsel reasonably objects and the Company will not request  acceleration of the
Registration Statement without prior notice to such counsel. In the event of a disagreement between the Investors and the Company regarding any action taken by the Company to which counsel to the Investors objects (the "Dispute"), the Investors shall give written notice (the "Dispute Notice") of the Dispute to the Company, delivered in accordance with Section 14(b) of this Agreement. The
Dispute Notice shall set forth in reasonable detail the Dispute of the Investors. Upon receipt of the Dispute Notice, the date upon which the Company is required to file the Registration Statement pursuant to Section 2(a) hereof shall be extended by the number of elapsed day(s) of the Dispute. The sections
of  the  Registration   Statement  covering  information  with  respect  to  the
Investors, Investors' beneficial ownership of securities of the Company, or the Investors' intended method of disposition of Registrable Securities shall conform to the information provided to the Company by the Investors.

         (h) At the request of the Investors, the Company shall furnish, on the date that Registrable Securities are delivered to an underwriter, if any, for sale in connection with the Registration Statement or, if such securities are not being sold by an underwriter, on the date of effectiveness thereof (i) an opinion, dated as of such date, from counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the underwriters, if any, and the Investors, and (ii) a letter, dated such date, from the Company's independent certified public accountants, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and the Investors.

         (i) In the event of any underwritten public offering, the Company shall enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. The Investors participating in such an underwriting shall also enter into and perform their obligations under such an agreement.

         (j) The Company shall make available for inspection by (i) the Investors, (ii) any underwriter participating in any disposition pursuant to the Registration Statement, (iii) one firm of attorneys and one firm of accountants or other agents retained by the Investors and all such underwriters (collectively, the "Inspectors") all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably deemed necessary by each Inspector to enable each Inspector to exercise its due diligence responsibility, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence; provided, however, that each Inspector shall hold in confidence and shall not make any disclosure (except to the Investors or underwriters) of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement, (b) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company shall not be required to disclose any confidential information in such Records to any Inspector until and unless such Inspector shall have entered into confidentiality agreement (in form and substance satisfactory to the Company) with the Company with respect thereto, substantially in the form of this Section 3(j). The Investors agree that they shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give


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prompt notice to the Company and allow the Company, at its expense, to undertake appropriate  action to prevent  disclosure  of, or to obtain a protective  order
for,  the  Records  deemed  confidential.   Nothing  herein  (or  in  any  other
confidentiality agreement between the Company and the Investors) shall be deemed to limit the Investors' ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

         (k) The Company shall hold in confidence and not make any disclosure of information concerning the Investors provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning the Investors is required under clause (i) or clause (ii) above, or is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the applicable Investor prior to making such disclosure, and allow the applicable Investor, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

         (l) The Company shall (i) cause all the Registrable Securities covered by the Registration Statement to be listed on each national securities exchange on which securities of the same class or series issued by the Company are then listed, including, without limitation, the AMEX, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or
(ii) secure the designation and quotation, of all the Registrable Securities covered by the Registration Statement on the Nasdaq or, if not eligible for the Nasdaq on the Nasdaq SmallCap and, without limiting the generality of the foregoing, to arrange for at least two (2) market makers to register with the National Association of Securities Dealers, Inc. (the "NASD") as such with respect to such Registrable Securities.

         (m) The Company shall provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement.

         (n) The Company shall cooperate with the Investors, as holders of Registrable Securities being offered, and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the managing underwriter or underwriters, if any, or the Investors may reasonably request and registered in such names as the managing underwriter or underwriters, if any, or the Investors may request, and, within three (3) business days after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to the Investors, whose Registrable Securities are included in such Registration Statement) an instruction in customary form and substance and an opinion of such counsel, if required by the transfer agent, in customary form and substance.

         (o) At the request of the Investors, as holders of Registrable Securities, the Company shall prepare and file with the SEC, such amendments (including post-effective amendments) and supplements to a Registration


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Statement and the prospectus used in connection with the Registration  Statement as may be necessary in order to change the plan of distribution set forth in such Registration Statement.

         (p) In the event that the Investors transfer or assign any Registrable Securities in accordance with Section 11 hereof, the Company will supplement or amend the Registration Statement to allow for the transferee or assignee to effect sales of Registrable Securities pursuant to the Registration Statement.

         (q) The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Investors of Registrable Securities pursuant to the Registration Statement.

         (r) The Company shall cause all Registrable Securities to be approved for listing on the American Stock Exchange prior to the earlier of (i) the Final Extension Date (as defined in the Notes) or (ii) the filing of the Registration Statement with the SEC.

         4. OBLIGATIONS OF THE INVESTOR.

         In connection with the registration of the Registrable Securities, the Investors shall have the following obligations:

         (a) It shall be a condition precedent to the obligations of the Company to any Investor to complete the registration pursuant to this Agreement that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by such Investor and the intended method of disposition of the Registrable Securities held by such Investor as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least three (3) business days prior to the first anticipated filing date of the Registration Statement, the Company shall notify the Investors of the information the Company requires from each Investor.

         (b) By the Investors' acceptance of the Registrable Securities, the Investors agree to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless an Investor has notified the Company in writing of its election to exclude all of its Registrable Securities from the Registration Statement.

         (c) The Investors agree that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e) or
Section 3(f) hereof, the Investors will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until the Investors' receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(e) or Section 3(f) hereof and, if so directed by the Company, the Investors shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in the Investors' possession of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

         (d) An Investor may not participate in any underwritten registration hereunder unless the Investor (i) agrees to sell its Registrable Securities on the basis provided in any underwriting arrangements in usual and customary form entered into by the Company, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents


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reasonably required under the terms of such underwriting arrangements, and (iii)
agrees to pay its pro rata share of all underwriting discounts and commissions.

         5. EXPENSES OF REGISTRATION.

         All expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3 hereof, including without limitation all registration, listing and qualification fees, printers and accounting fees, the fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel selected by the Investors, shall be borne by the Company.

         6. INDEMNIFICATION.

         In the event any Registrable Securities are included in a Registration Statement under this Agreement:

         (a) To the extent permitted by law, the Company will indemnify, hold harmless and defend (i) the Investors, as holders of Registrable Securities, and Zesiger Capital Group, LLC ("ZCG"), (ii) the directors, officers, members, managers, partners, trustees, employees and agents of and each person who controls the Investor within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), if any, or ZCG (iii) any underwriter (as defined in the Securities Act), if any, and (iv) the directors, officers, partners, employees and each person who controls any such underwriter within the meaning of the Securities Act or the Exchange Act, if any (each, an "Indemnified Person"), against any joint or several losses, claims, damages, liabilities or expenses (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, "Claims") to which any of them may become subject insofar as such Claims arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading; or
(iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). Subject to the restrictions set forth in Section 6(c) hereof with respect to the number of legal counsel, the Company shall reimburse the Indemnified Person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Person or underwriter for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(c) hereof; (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld; and (iii) with respect to any preliminary prospectus, shall not inure to the benefit of any Indemnified Person if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, such corrected prospectus was timely made available by the Company pursuant to Section 3(c) hereof, and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a Violation and such Indemnified Person, notwithstanding such advice, used it. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investor, pursuant to Section 11.

         (b) In connection with any Registration Statement in which the Investors are participating, the Investors agree severally and not jointly to indemnify, hold harmless and defend, to the same extent and in the same manner set forth in Section 6(a) hereof, the Company, each of its directors, each of its officers who signs the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, any underwriter, and any other Investor or other stockholder selling securities pursuant to the Registration Statement and each of their respective directors, officers, trustees, members, managers and employees or any person who controls such Investor, stockholder or underwriter within the meaning of the Securities Act or the Exchange Act (collectively and together with an Indemnified Person, an "Indemnified Party"), against any Claim to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any Violation by an Investor, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information about the Investor furnished to the Company by the Investor expressly for use in connection with such Registration Statement; and subject to Section 6(c) hereof, the Investor will reimburse any legal or other expenses (promptly as such expenses are incurred and are due and payable) reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Agreement (including this Section 6(b) and Section 7 hereof) for only that amount as does not exceed the net proceeds to the Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investor, pursuant to
Section 11 hereof. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

         (c) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The indemnifying party shall pay for only one separate legal counsel for the Indemnified Persons or the Indemnified Parties, as applicable, and such legal counsel shall be selected by the Investors, as holder of the Registrable Securities included in the Registration Statement to which the Claim relates (with the approval of the Investors), if the Investors are entitled to indemnification hereunder, or the Company, if the Company is entitled to indemnification hereunder, as applicable. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is actually prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

         7. CONTRIBUTION.

         To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 hereof to the fullest extent permitted by law; provided, however, that (i) no contribution shall be made under circumstances where the indemnifying party would not have been liable for indemnification under the fault standards set forth in Section 6, (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation, and (iii) contribution (together with any indemnification or other obligations under this Agreement) by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

         8. REPORTS UNDER THE EXCHANGE ACT.


         With a view to making available to the Investors the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

         (a) make and keep public information available, as those terms are understood and defined in Rule 144;

         (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents as is required for the applicable provisions of Rule 144; and

         (c) furnish to the Investor, so long as the Investor or its affiliates owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investor to sell such securities pursuant to Rule 144 without registration.

         9. INFORMATION RIGHTS.

         The Company covenants and agrees that, commencing on the date upon which the Company ceases to file periodic reports under the Exchange Act, for so long as the Investors or any of their affiliates hold any of the Registrable Securities, the Company will:

         (a) Annual Reports. Deliver to the Investors, as soon as practicable and in any event within ninety (90) days after the end of each fiscal year of the Company, audited financial statements for the Company and its subsidiaries for such year, setting forth in comparative form, the figures from the Company's previous fiscal year, prepared in accordance with generally accepted accounting principles and practices; and

         (b) Quarterly Reports. Deliver to the Investors, as soon as practicable and in any event within forty-five (45) days after the end of each fiscal quarter of the Company (except the last quarter of the Company's fiscal year), quarterly unaudited financial statements on a consolidated basis, including a balance sheet, a statement of income and a statement of cash flows.

         10. INSPECTION RIGHTS

         The Company shall permit the Investors, at the Investors' expense, to visit and inspect the Company's and its subsidiaries' properties, to examine the books of account and records of the Company and its subsidiaries and to discuss the affairs, finances and accounts of the Company and its subsidiaries with the officers of the Company and its subsidiaries, all at such reasonable times as may be requested by the Investors; provided, however, that the Company and its subsidiaries shall not be obligated pursuant to this Section 10 to provide the Investors access to any information which is non-public or they reasonably consider to be a trade secret or similar confidential information.

         11. ASSIGNMENT OF REGISTRATION RIGHTS.

         The registration rights under this Agreement (but not the additional rights set forth in Section 10 above, which rights are expressly not assignable by the Investors) shall be automatically assignable by the Investors to any transferee of all or any portion of Registrable Securities if: (i) the transferee agrees to execute a form of Joinder Agreement in the form of Exhibit A attached hereto, and a copy of such Joinder Agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and
(b) the securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, and
(iv) such transferee shall be an "accredited investor" as that term defined in Rule 501 of Regulation D promulgated under the Securities Act.

         12. AMENDMENT OF REGISTRATION RIGHTS.

         Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with written consent of the Company and a majority-in-interest of the Investors (to the extent the Investors or any of their affiliates still own Registrable Securities); provided, however, that no amendment which increases the obligations of any Investor with respect to indemnification or contribution shall be binding on any Investor which has not consented to it. Any amendment or waiver effected in accordance with this
Section 12 shall be binding upon the Investors and the Company.

         13. TERMINATION OF REGISTRATION RIGHTS.

         The Investors shall not be entitled to exercise any right provided for in Section 2 of this Agreement after the earlier of (i) two years following the consummation of the sale of all Registrable Securities pursuant to a Registration Statement filed by the Company under the Securities Act, or (ii) such time as Rule 144(k) or another similar exemption under the Securities Act is available for the sale of all of the Investors' shares during a three-month period without registration.

         14. GENERAL PROVISIONS.

         (a) A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity, or a nominee designated by such person or entity, owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

         (b) Any notices required or permitted to be given under the terms hereof shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and shall be effective five (5) days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party. The addresses for such communications shall be:

                      If to the Company:

                           Probex Corp.
                           One Galleria Tower
                           13355 Noel Road, Suite 1200
                           Dallas, Texas 75240
                           Attention:  Chief Executive Officer
                           Facsimile:  (972) 980-8545

                           With a copy to:

                           Jenkens & Gilchrist, A Professional Corporation 1445 Ross Avenue
                           Suite 3200
                           Dallas, Texas 75202
                           Attention: Robert W. Dockery, Esq.
                           Facsimile:  (214) 855-4300

                           If to the Investors list on Schedule B:

                           c/o Zesiger Capital Group, LLC
                           320 Park Avenue, 30th Floor
                           New York, NY 10022
                           Attention:  Albert L. Zesiger
                           Facsimile:  212-508-6329

                           With a copy to:

                           Proskauer Rose LLP
                           1585 Broadway
                           New York, NY 10036-8299
                           Attention:  Gail Sanger
                           Facsimile: 212-969-2900

                           If to any other Investor:


                           United Infrastructure Company, LLC
                           50 California Street, Suite 2200
                           San Francisco, California 94111
                           Attention:  Chief Operating Officer
                           Facsimile:  (415) 768-3491

                           With a copy to:

                           Bechtel Enterprises Holdings, Inc.
                           50 California Street, Suite 2200
                           San Francisco, California 94111
                           Attention:  Chief Counsel
                           Facsimile:  (415) 768-2233

or such other address as any party may hereafter designate by similar notice to the other parties hereto.

         (c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

         (d) This Agreement shall be enforced, governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such State excepting its choice of law rules, other than Section 5-1401 of New York's General Obligation Law. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

         (e) This Agreement, together with the Notes, the Loan Agreement and the Intercreditor and Security Agreement, constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof, including without limitation that certain Term Sheet dated as of August 10, 2001.

         (f) Notwithstanding anything herein to the contrary, this Agreement shall not constitute a waiver of any of (i) United Infrastructure Company LLC's ("UIC") rights, the Company's obligations or the conditions contained in that certain Registration and Investor Rights Agreement, Stock Purchase Agreement and Additional Right to Purchase Agreement, each by and between UIC and the Company and dated as of February 2, 2001, and (ii) the Investors', who are listed on Schedule B hereto and who are parties to that certain Note Purchase Agreement by and among the purchasers named therein, the Company and Probex Fluids Recovery, Inc., dated as of November 29, 2001 (the "NPA"), rights, the Company's obligations or the conditions contained in the NPA.

         (g) Subject to the requirements of Section 11 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

         (h) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (i) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

         (j) Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         IN WITNESS WHEREOF, the Company and the Investors have caused this Agreement to be duly executed as of the date first above written.

                                              PROBEX CORP.,
                                              a Delaware corporation


                                              By: /s/ Bruce A. Hall
                                                 --------------------------
                                              Name:  Bruce A. Hall
                                              Title: Senior Vice President

                                              INVESTORS LISTED ON SCHEDULE B:

                                              By: Zesiger Capital Group, LLC,
                                                  as agent and attorney-in-fact

                                                  By: /s/ Lisa W. Hess
                                                     --------------------------
                                                  Name: Lisa W. Hess
                                                  Title:   ____________________

                                              UNITED INFRASTRUCTURE COMPANY, LLC
                                              a Delaware limited liability
                                              company


                                              By: /s/ Nora A. Blum
                                                 -----------------------------
                                                 Nora A. Blum
                                                 Vice President




                        SCHEDULES INTENTIONALLY OMITTED.

                                    Exhibit A


                  Form of Registration Rights Joinder Agreement



Probex Corp.
13355 Noel Road, Suite 1200
Dallas, Texas 75240

Attention:  Secretary

Ladies & Gentlemen:

         In consideration of the transfer to the undersigned of ____________ shares of the common stock of Probex Corp., a corporation organized under the laws of the State of Delaware (the "Company"), the undersigned represents that [he][she][it] is a permitted transferee of [insert name of transferor] and agrees that, as of the date written below, [he][she][it] shall become a party to, and an Investor as defined in that certain Registration Rights Agreement, dated as of September 7, 2001, as such agreement may have been amended from time to time (the "Agreement"), between the Company and the Investors named therein, and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Agreement, as though a party thereto.

                     Executed as of the ____ day of __________, ______ .


                      SIGNATORY:_______________________

                      Address:___________________________

                              ____________________________


                      ACKNOWLEDGED AND ACCEPTED:

                         PROBEX CORP.

                         By: _________________________
                         Name:_______________________
                         Title:________________________













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